UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
July 23, 2008

USANA HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 0-21116

Utah	87-0500306

(State or other jurisdiction of	(IRS Employer Identification

incorporation)	Number)

3838 West Parkway Boulevard Salt Lake City, Utah 84120
(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code: (801) 954-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 23, 2008, Gilbert A. Fuller, our Executive Vice President and Chief Financial Officer, announced his retirement from the Company, effective September 1, 2008. As discussed under paragraph (d) below, concurrent with the effective date of Mr. Fuller’s resignation, the Board of Directors will appoint Mr. Fuller as a director of the Company.  Mr. Fuller will also be engaged to serve as a strategic advisor to the Company to ensure a smooth transition of his responsibilities.

(c) On July 23, 2008, the Company issued a press release announcing that the Board of Directors has appointed (i) David Wentz as Chief Executive Officer of the Company, (ii) Fred Cooper as President and Chief Operating Officer of the Company, and (iii) Jeff Yates as Vice President and Chief Financial Officer of the Company, effective September 1, 2008. Our Founder and Chairman of the Board, Dr. Myron Wentz, has served as our Chief Executive Officer since our inception.  Following the appointment of David Wentz as Chief Executive Officer, Dr. Wentz will continue to serve as our Chairman of the Board.

David Wentz

David A. Wentz, age 37, joined the Company as a part-time employee in 1992.  He has been a full-time employee since March 1994.  From 1993 until April 2004, he was a member of the Company’s Board of Directors.  Mr. Wentz was appointed President of the Company in July 2002 and previously served as the Company’s Executive Vice President from October 2001 to July 2002.  He served as the Company’s Senior Vice President of Strategic Development from June 1999 to October 2001, and as the Company’s Vice President of Strategic Development from August 1996 to June 1999.  Mr. Wentz received a B.S. degree in Bioengineering from the University of California, San Diego.  Mr. Wentz is the son of Dr. Wentz, who is our Founder and Chairman of the Board.

In connection with his appointment as Chief Executive Officer, Mr. Wentz will receive an annual base salary of $600,000 and an equity award of 180,000 stock-settled stock appreciation rights (SSAR’s), which vest annually over five years.  Mr. Wentz will also be eligible to receive an annual cash bonus and future equity awards in such amounts to be determined by the Compensation Committee under the Company’s compensation programs, as described under the heading “Executive Compensation – Compensation Discussion and Analysis – Compensation Components” in the Company’s Definitive Proxy Statement for its 2008 annual meeting of stockholders, as filed with the Securities & Exchange Commission on March 14, 2008 (the “Proxy Statement”).  Mr. Wentz is also eligible to participate in the Company’s 401(k) plan and to receive medical and other benefits generally available to the Company’s U.S. employees.

Fred W. Cooper

Fred W. Cooper, Ph.D., age 45, was a consultant to the Company from 1997 until early 1998.  In February 1998 he joined the Company as Director of Special Projects.  From April 1998 until April 1999, he was employed as a full-time employee of the Company in the capacity of Executive Director of Information Technology, and from April 1999 until August 2000, as the Company’s Vice President of Information Technology.  From August 2000 until July 2003, Dr. Cooper was employed by the Company on a part-time basis as Vice President of Information Technology.  Thereafter, he became a full-time employee in July 2003 as the Company’s Vice President of Operations.  In January 2006, he was appointed as the Company’s Executive Vice President of Operations.  Prior to joining the Company, from April 1994 to February 1998, Dr. Cooper was the Director of Market Research and then the Director of Corporate Network Operations for Human Affairs International, a subsidiary of Aetna.  Dr. Cooper received a B.S. in Finance and a B.S. in Psychology from the University of Utah.  He earned a Ph.D. in Business Administration from the University of Utah.

 In connection with his appiontment as President and Chief Operating Officer, Dr. Cooper will receive an annual base salary of $550,000 and an equity award of 165,000 SSAR’s, which vest annually over five years.  He will also be eligible to receive an annual cash bonus and future equity awards in such amounts to be determined by the Compensation Committee under the Company’s compensation programs, as described under the heading “Executive Compensation – Compensation Discussion and Analysis” in the Proxy Statement.  Dr. Cooper is also eligible to participate in the Company’s 401(k) plan and to receive medical and other benefits generally available to the Company’s U.S. employees.

Jeff Yates

Jeff Yates, age 46, has served as our Vice President of finance since June 2008.  Prior to joining the Company, he was Executive Vice President, Chief Financial Officer, Treasurer, and Corporate Secretary for Deseret Book Company from November 2003 to February 2008.  Prior to that, he served as Vice President of FranklinCovey Company and Chief Financial Officer of Franklin Covey Stores.   He is a certified public accountant and was a senior accountant for PricewaterhouseCoopers, LLP.   He received a bachelor’s degree in accounting and a Master of Accountancy from Brigham Young University.

In connection with his appointment as Vice President and Chief Financial Officer, Mr. Yates will receive an annual base salary of $250,000 and an equity award of 75,000 SSAR’s, which vest annually over five years.  He will also be eligible to receive an annual cash bonus and future equity awards in such amounts to be determined by the Compensation Committee under the Company’s compensation programs, as described under the heading “Executive Compensation – Compensation Discussion and Analysis” in the Proxy Statement.  Mr. Yates is also eligible to participate in the Company’s 401(k) plan and to receive medical and other benefits generally available to the Company’s U.S. employees.

Exept as described herein, the Company is not aware of any relationship or transaction with respect to Mr. Wentz, Dr. Cooper or Mr. Yates requiring disclosure herein pursuant to Item 401(d) or Item 404(a) of Regulation S-K.

(d) On July 23, 2008, the Company announced that, effective September 1, 2008, the Board of Directors will appoint Gilbert A. Fuller as a director of the Company.  As of the date of this Form 8-K, the Board had not appointed Mr. Fuller to serve on any Board committee.  The Company is not aware of any relationship or transaction with respect to Mr. Fuller requiring disclosure herein pursuant to Item 404(a) of Regulation S-K.

In connection with his election as a director of the Company, Mr. Fuller will receive non-employee director compensation in the applicable amount described under the heading “Compensation of Directors” in the Proxy Statement and will also receive an equity award of 30,000 SSAR’s, which will vest annually over five years.

(e)  The disclosure under paragraph (c) above is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by USANA Health Sciences, Inc. dated July 23, 2008 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USANA HEALTH SCIENCES, INC.

		By:	/s/ Gilbert A. Fuller
Gilbert A. Fuller, Chief Financial Officer

Date:	July 23, 2008

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